UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
(Address of principal executive offices)               (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE PERIOD SEPTEMBER 1, 2018 – FEBRUARY 28, 2019 (UNAUDITED)

SEMI-ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/Roumell, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

As of January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by clicking Enroll at https://www.nottinghamco.com/fundpages/Roumell.

February 28, 2019
Still Bottom-Up After All These Years
During the past several years, our cash level has been high, and it still is, by most objective standards. Many perceived our cash level (34% as of February 28, 2019) as a market call, while we maintained it was something a bit more nuanced – we simply couldn’t find much to buy. During the December swoon, we added to several of our core holdings. However, when the stock market reversed course and climbed early this year, we diligently trimmed back some of our largest positions that were becoming outsized in the portfolio on a risk/reward basis. Additionally, we have found some new, deeply out-of-favor, overlooked and misunderstood situations that perfectly fit our style of investing in well-capitalized companies with varying levels of turnaround dynamics in play. Net premiums earned from put options were immaterial to performance over the period.
Yes, we still believe that market levels, in aggregate, are very overvalued. Look at the Shiller CAPE ratio, Tobin Q ratio (estimated replacement cost), forward P/E, and Price to Book Value and the conclusion is the same – stocks in general are very expensive. However, to paraphrase singer-songwriter Paul Simon, we’re still bottom-up after all these years. We’ve long argued that when we find a compelling risk-reward situation, as measured by affirmatively answering the question “Would we take this company private in a heartbeat?”, we buy.
We own a very unique and focused portfolio; not one with high market correlation. Our top ten positions now account for roughly 43% of assets. Our portfolio is comprised of strongly financed companies, sold-off share prices, significant inside ownership stakes, and prices that, in our opinion, dramatically misprice the value embedded in each security. Moreover, as is typically the case, our portfolio is highly event-driven and we believe the “events” are likely to occur within a reasonable amount of time. The “market” does not detract us from investing in these special situations. We take comfort in being exposed to company-specific investment narratives, while eschewing overall stock market exposure.
Recent Updates of Top Three Equity Holdings
Rubicon, RUBI.  For the third consecutive quarter, RUBI surprised to the upside on all fronts: revenue, take-rates and profitability. RUBI’s revenue grew over 30% and the company’s take-rate (commission earned on the advertising spend occurring on its marketplace) approached 14%, up from 11.3% eighteen months ago. The result was profitability for the first time in nearly two years as RUBI generated $10 million in EBITDA in the fourth quarter.

The consensus view just eighteen months ago was that RUBI was a legacy ad-tech firm destined to join the dust-heap of history.  At that time, the company’s shares traded at a negative enterprise value and RAM loaded-up.  Today, ad agencies and publishers (digital properties selling advertisements), are increasingly turning to RUBI to monetize their advertising inventory.  To wit, RUBI’s APS (amount paid to sellers) was $867 million in 2018, up over 25% YOY and the largest in the company’s history.
How did RUBI do it?  Two years ago, the company made a particularly savvy acquisition in nToggle, a high-powered algorithm technology curating advertisements in a way that eliminates low-value impressions and funnels high-value ones for buyers.  Second, the company hired Michael Barrett as CEO.  Michael boldly eliminated buyers-fees (the take-rate used to be driven by a fee to both buyers and sellers), setting a new industry-standard for transparency.  In fact, RUBI has become a highly trusted partner in an industry marred by a lack of transparency.  Its management team and board deserve great credit in executing a fabulous turnaround.
The company continues to guide to 20% revenue growth and 13%+ take-rates, while maintaining a cash-rich balance sheet of nearly $100 million, or roughly one-third of its market cap.  Investors have taken note of RUBI’s turnaround and the company’s shares have moved materially higher in the past several months.  As always, RAM continues to measure the spread between a conservative calculation of intrinsic value and current market price.   Given our experience in ad-tech, we remain fully conscious of the risks stemming from technology changes and regulation.
As of February 28, 2019, the Fund held 7.3% in Rubicon.
Dundee, DDEJF/DC’A-T.  (All figures reported in Canadian dollars).  Dundee reported a fourth quarter loss of $46.4 million, or $0.79 per share, due primarily to losses on legacy investments.  While disappointing, we are not surprised as our own analysis had projected additional write-downs on certain legacy investments.  As we have previously written, Dundee made several poor investments prior to 2018.  In early 2018, a new CEO, Jonathan Goodman came on board to manage the portfolio and to divest non-core investments.  The company reported that the number of total investments has gone from 100 to 40, and reduced its headcount from 90 to 45, over the past year.
Reported Net Asset Value per share (NAV) as of December 31, 2018 was $6.87, a decline of about 9% during to quarter.  On March 29, 2019, in conjunction with its earnings release, Dundee announced a transaction that will significantly change the reported NAV.  It announced that it will be converting its $83.2 million of Series 5 Preferred Stock to Class A common shares.  Under the terms of the Series 5 Preferred Stock, Dundee had the option to repay in cash or convert to Class A common at a conversion ratio of approximately $2.00 per common share.  The retirement of the Series 5 Preferred stock will occur in May 2019 and will result in the issuance of approximately 42 million Class A common shares.  While this conversion is dilutive to Dundee’s NAV, it is actually accretive in relation to the current trading price of the stock.  Dundee is essentially issuing common stock at $2.00 per share when the stock actually trades well below that level.  We support Management’s decision to exercise the conversion option rather than use cash resources to repay the Preferred Stock.  The company also indicated it is reviewing a potential buy-back plan which if implemented would result in purchasing shares at a significant discount to the newly issued $2 shares and would be accretive to NAV.

Factoring in the additional common shares and the elimination of the preferred stock liability, we estimate that the reported NAV will approximate $4.58. The shares currently trade at only $1.15 giving us an attractive 75% discount to reported NAV.  Even under our most conservative scenario assumption, where we take certain significant haircuts to Management’s valuations and factor in future cash expenses, we believe the shares trade at about a 50% discount to NAV.
We expect to see at least one meaningful asset sale in 2019 along with other modest sales and restructurings.  These sales along with the elimination of the Series 5 Preferred Stock and the current $38 million cash balance will further buttress its liquidity and capital structure.  There is no holding company debt and, post the May 2019 conversion, there is no preferred stock outstanding with defined maturities.  In other words, the company is financed with permanent capital.  This enhanced financial position should free up resources for potential repurchases of Class A common stock.  Additionally, the considerable financial flexibility the company now has allows Management to prudently monetize its investments, which should close the NAV discount over time.
As of February 28, 2019, the Fund held 5.2% in Dundee.
Enzo Biochem, ENZ.  Revenue decreased 26% year-over-year to $19.3 million in fiscal 2Q19.  The Clinical Labs segment was the culprit of the shortfall due mainly to persistent reimbursement pressure, but also due to increased reserves and adverse product mix.  Adjusted EBITDA was ($8.1) million, again largely the result of lower gross margins in the Clinical Labs segment.  Enzo continues to invest in product and platform development with the goal of becoming the low-cost provider of diagnostic products and services to other labs.
In addition to its core lab business, ENZ is a diagnostic bioscience company that develops and sells its proprietary technology solutions and platforms to other clinical laboratories, researchers and physicians. These solutions are primarily in molecular diagnostics, which allow clients to analyze biological markers. Additionally, ENZ operates a therapeutics business that has had two drugs successfully complete Phase 2 studies. Lastly, given its 300-plus patent portfolio, ENZ is actively defending its intellectual property assets. In the past several years, the company has won over $100 million in settlements. On February 5, 2019, the company announced that Roche agreed to pay $21 million in settlement, underscoring our belief in the value of ENZ’s intellectual property.  ENZ has several active suits in progress with the prospect of capturing additional settlement or judgement wins.

ENZ is a classic RAM investment: a cash-rich company with five shots on goal, i.e., multiple ways to win. To wit, the company’s current market capitalization is roughly $160 million and its balance sheet has about $60 million in net cash, including the Roche settlement.  We expect the company to burn roughly $20 million in 2019 as it takes its new low-cost Ampiprobe platform national.
As of February 28, 2019, the Fund held 4.8% in ENZ.
We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.
Best Regards,

Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM0319001

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 28, 2019
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 47.86%

Business Services - 1.15%
*	Rosetta Stone, Inc.	56,724	$859,828	$913,824

Communication Services - 7.11%
*	A10 Networks, Inc.	426,750	2,640,669	2,978,715
*	Marchex, Inc. - Class B	63,973	189,298	308,948
*	Sierra Wireless, Inc.	186,950	2,782,572	2,351,831
				5,639,494
Consumer Discretionary - 4.19%
*	Destination XL Group, Inc.	385,124	739,412	1,005,174
*	Leaf Group Ltd.	98,900	743,728	804,057
*	ZAGG, Inc.	130,690	1,275,952	1,516,004
				3,325,235
Energy - 1.13%
*	SandRidge Energy, Inc.	115,000	1,093,405	893,550

Health Care - 8.34%
*	Enzo Biochem, Inc.	1,109,870	4,476,946	3,751,361
*	Paratek Pharmaceuticals, Inc.	442,467	4,171,000	2,867,186
				6,618,547
Industrials - 1.30%
*	HC2 Holdings, Inc.	327,880	1,841,611	1,032,822

Information Technology - 16.46%
*	Alithya Group, Inc.	418,463	2,389,009	1,127,758
*	GSI Technology, Inc.	380,352	2,334,176	3,080,851
*	Liquidity Services, Inc.	411,479	2,185,394	2,839,205
*	Seachange International, Inc.	765,650	1,161,462	1,110,193
*	The Rubicon Project, Inc.	508,400	968,221	4,897,329
				13,055,336
Materials - 8.18%
*	Dundee Corp. - Class A	3,680,240	5,290,379	3,993,060
*	Eldorado Gold Corp.	185,948	878,190	808,874
*	Sandstorm Gold Ltd.	302,400	1,149,208	1,684,368
				6,486,302

	Total Common Stocks (Cost $37,170,460)			37,965,110

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2019
			Shares	Cost	Value (Note 1)

CLOSED-END FUND - 3.88%
Medley Capital Corp.			889,751	$4,791,198	$3,078,538

Total Closed-End Fund (Cost $3,078,538)					3,078,538
PREFERRED STOCKS - 11.02%
	Maturity
Financials - 11.02%	Date	Rate

B. Riley Financial, Inc.	12/31/2027	7.250%	65,080	1,626,808	1,601,033
Capital Southwest Corp.	12/15/2022	5.950%	43,875	1,096,875	1,120,436
Eagle Point Credit Co., Inc.	9/30/2027	6.750%	46,433	1,162,215	1,181,673
Gladstone Investment Corp.	8/31/2025	6.375%	30,000	750,000	765,180
MVC Capital, Inc.	11/30/2022	6.250%	87,340	2,186,423	2,281,321
Oaktree Specialty Lending Corp.	10/30/2024	5.875%	27,183	679,470	685,012
Oxford Square Capital Corp.	3/30/2024	6.500%	44,099	1,107,185	1,111,912

Total Preferred Stocks (Cost $8,608,976)					8,746,567

U.S. TREASURY SECURITIES - 15.07%			Interest
		Par	Rate	Maturity Date
†	United States Treasury Note	$ 2,000,000	1.000%	3/15/2019	1,999,961
United States Treasury Note		7,550,000	0.000%	5/9/2019	7,514,624
United States Treasury Note		2,500,000	1.750%	3/31/2022	2,445,703

Total U.S. Treasury Securities (Cost $12,012,847)					11,960,288

WARRANTS - 0.01%		Shares	Strike Price	Exercise Date
*ə	Colossus Minerals, Inc.	633,881	$ 1.00	3/17/2019	6,339

Total Warrants (Cost $526)					6,339

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2019
				Value (Note 1)

SHORT-TERM INVESTMENT - 18.81%
	Federated Treasury Obligations Fund - Institutional		Shares
	Class Shares, 2.28% §		14,929,226	$14,929,226

	Total Short-Term Investment (Cost $14,929,226)			14,929,226

Total Value of Investments (Cost $77,513,233) - 96.65%				76,686,068

Other Assets Less Liabilities - 3.35%				2,661,872

Net Assets - 100.00%				$79,347,940

*	Non-income producing investment
§	Represents 7 day effective yield
†	All or a portion of security is segregated as collateral for options written.
ə
 Security is fair valued using the pricing policies approved by the Fund's Board of Trustees.  In determining the price of the security, the Board of Trustees considered the issuer, terms, and the size of the Fund's investment in the security.  As of February 28, 2019, the security represents 0.01% of net assets and is not considered a material portion of the Fund.

	Summary of Investments
	by Sector	% of Net
		Assets	Value
	Business Services	1.15%	$913,824
	Communication Services	7.11%	5,639,494
	Consumer Discretionary	4.19%	3,325,235
	Energy	1.13%	893,550
	Health Care	8.34%	6,618,547
	Industrials	1.30%	1,032,822
	Information Technology	16.46%	13,055,336
	Materials	8.18%	6,486,302
	Closed-End Fund	3.88%	3,078,538
	Preferred Stocks	11.02%	8,746,567
	U.S. Treasury Securities	15.07%	11,960,288
	Warrants	0.01%	6,339
	Short-Term Investment	18.81%	14,929,226
	Other Assets Less Liabilities	3.35%	2,661,872
	Total Net Assets	100.00%	$79,347,940

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities
(Unaudited)

As of February 28, 2019

Assets:
Investments, at value (Cost $77,513,233)	$76,686,068
Receivables:
Deposits at Broker	54,477
Investments sold	2,962,529
Fund shares sold	17,273
Dividends and interest	114,571
Prepaid expenses:
Registration and filing expenses	12,865
Professional fees	9,227
Fund accounting fees	2,376
Custody fees	1,326
Trustee fees and meeting expenses	822
Shareholder fulfillment fees	463

Total assets	79,861,997

Liabilities:
Payables:
Investments purchased	434,855
Fund shares repurchased	23,524
Accrued expenses:
Advisory fees	51,533
Compliance fees	2,447
Insurance fees	1,240
Miscellaneous expenses	334
Security pricing fees	124

Total liabilities	514,057

Net Assets	$79,347,940

Net Assets Consist of:
Paid in Beneficial Interest	$75,027,862
Distributable Earnings	4,320,078
Total Net Assets	$79,347,940

Institutional Class Shares of beneficial interest outstanding, no par value (a)	8,065,869
Net Assets	$79,347,940
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$9.84
(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations
(Unaudited)

For the fiscal period ended February 28, 2019

Investment Income:
Dividends	$1,086,338
Interest	72,612

Total Investment Income	1,158,950

Expenses:
Advisory fees (Note 2)	326,223
Administration fees (Note 2)	35,459
Fund accounting fees (Note 2)	16,935
Professional fees	16,091
Registration and filing expenses	13,763
Transfer agent fees (Note 2)	10,500
Custody fees (Note 2)	8,600
Shareholder fulfillment fees	7,191
Compliance fees (Note 2)	6,447
Trustee fees and meeting expenses (Note 3)	3,967
Security pricing fees	2,232
Miscellaneous expenses (Note 2)	2,083
Insurance fees	1,488

Total Expenses	450,979

Advisory fees waived (Note 2)	(14,813)

Net Expenses	436,166

Net Investment Income	722,784

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations - Continued
(Unaudited)

For the fiscal period ended February 28, 2019

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from:
Investments	4,967,835
Options written	63,413
5,031,248
Net change in unrealized depreciation on:
Investments	(1,930,688)
Options written	(745,808)
(2,676,496)

Net Realized and Unrealized Gain on Investments	2,354,752

Net Increase in Net Assets Resulting from Operations	$3,077,536

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets
	February 28,		August 31,
For the fiscal year or period ended	2019	(a)	2018

Operations:
Net investment income	$722,784		$1,059,612
Net realized gain from investments, foreign
currency transactions, and options written	5,031,248		4,343,746
Net change in unrealized appreciation (depreciation)
on investments, translation of assets and liabilities
in foreign currency, and options written	(2,676,496)		1,757,523

Net Increase in Net Assets Resulting from Operations	3,077,536		7,160,881

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(1,284,133)		(32,212)
Net realized gains
Institutional Class Shares	(2,628,106)		-

Decrease in Net Assets Resulting from Distributions	(3,912,239)		(32,212)

Beneficial Interest Transactions:
Shares sold	7,285,910		15,456,683
Reinvested dividends and distributions	3,038,263		25,667
Shares repurchased	(6,058,644)		(12,245,912)

Increase in Net Assets from Beneficial Interest Transactions	4,265,529		3,236,438

Net Increase in Net Assets	3,430,826		10,365,107

Net Assets:
Beginning of Period	75,917,114		65,552,007
End of Period	$79,347,940		$75,917,114

(a) Unaudited.

See Notes to Financial Statements			(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

For the fiscal year	February 28,		August 31,
or period ended	2019 (a)		2018

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	806,121	$7,285,910	1,639,705	$15,456,683
Reinvested dividends
and distributions	360,780	3,038,263	2,716	25,667
Shares repurchased	(672,496)	(6,058,879)	(1,194,949)	(11,299,031)
Net Increase in Beneficial
Interest and Shares	494,405	$4,265,294	447,472	$4,183,319

Class A Shares (b)	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvested dividends
and distributions	-	-	-	-
Shares repurchased	-	-	(72,002)	(653,830)
Net Decrease in Beneficial
Interest and Shares	-	$-	(72,002)	$(653,830)

Class C Shares (c)	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvested dividends
and distributions	-	-	-	-
Shares repurchased	-	-	(38,098)	(293,051)
Net Decrease in Beneficial
Interest and Shares	-	$-	(38,098)	$(293,051)

(a) Unaudited.
(b) The Class A Shares liquidated as of December 19, 2017.
(c) The Class C Shares liquidated as of December 19, 2017.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding during	February 28,		August 31,
the fiscal years or period ended	2019	(g)	2018		2017		2016		2015

Net Asset Value,
Beginning of Period	$10.03		$9.07		$7.68		$7.48		$10.50

Income (Loss) from Investment
Operations:
Net investment income (c)	0.09		0.14		0.01		0.06		0.08
Net realized and unrealized
gain (loss) on investments (c)	0.24		0.82		1.39		0.15		(1.90)
Total from Investment Operations	0.33		0.96		1.40		0.21		(1.82)

Less Distributions:
From net investment income	(0.17)		(0.00)	(b)	-		(0.01)		(0.22)
From realized gains	(0.35)		-		-		-		(0.98)
From return of capital	-		-		(0.01)		-		-
Total Distributions	(0.52)		(0.00)	(b)	(0.01)		(0.01)		(1.20)
Paid in Beneficial Interest:
From redemption fees	-		-		0.00	(b)	(0.00)	(b)	0.00	(b)
Total Paid in Beneficial Interest	-		-		0.00	(b)	(0.00)	(b)	0.00	(b)

Net Asset Value, End of Period	$9.84	(a)	$10.03		$9.07		$7.68		$7.48

Total Return	1.65%	(i)	10.63%		18.28%		2.81%		(18.82)%

Net Assets, End of Period
(in thousands)	$79,348		$75,917		$64,624		$47,421		$40,835

Ratios of:
Interest Expense to Average Net Assets	-	(h)	0.00%	(f)	0.01%		-		-
Gross Expenses to Average Net Assets (c)	1.23%	(h)	1.29%		1.34%		1.23%		1.23%
Net Expenses to Average Net Assets (d)	1.23%	(h)	1.23%	(e)	1.24%	(e)	1.23%		1.23%
Net Investment Income to Average
Net Assets	2.06%	(h)	1.52%		0.10%		0.86%		0.94%

Portfolio turnover rate	34.67%	(i)	62.59%		111.52%		71.27%		66.14%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Actual amount is less than $0.01 per share.
(c)	Calculated using the average shares method.
(d)		The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e) Includes interest expense.
(f) Less than 0.00% of net assets.
(g) Unaudited.
(h) Annualized.
(i) Not annualized.
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy.  The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents).

The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares.  Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board”).  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market v

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

The following table summarizes the inputs as of February 28, 2019 for the Fund’s assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3(b)
Assets
Common Stocks*	$37,965,110	$37,965,110	$-	$-
Closed-End Fund	3,078,538	3,078,538	-	-
Preferred Stocks*	8,746,567	8,746,567	-	-
U.S. Treasury Securities	11,960,288	-	11,960,288	-
Warrants	6,339	-	-	6,339
Short-Term Investment	14,929,226	14,929,226	-	- -
Total Assets	$76,686,068	$64,719,441	$11,960,288	$6,339

*Refer to Schedule of Investments for breakdown by Sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the period ended February 28, 2019.  It is the Fund’s policy to record transfers at the end of the reporting period.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, a reconciliation is not provided.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities for options purchased and the Options Written, at value on the Statement of Assets and Liabilities for options written.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Gain on Investments on the Statement of Operations for options purchased and Realized and Unrealized Gain on Options Written on the Statement of Operations for options written.

Although the Fund held derivatives during the fiscal year, there were no derivative instruments outstanding as of February 28, 2019. The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed below serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal period ended February 28, 2019:

Derivative Type	Location	Gains

Equity Contracts – written options	Net realized gain from options written	$ 63,413

Equity Contracts – written options	Net change in unrealized depreciation on options written	$ (745,808)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal period ended February 28, 2019, $326,223 in advisory fees were incurred by the Fund, of which $14,813 were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund for the current fiscal year. The current term of the Expense Limitation Agreement remains in effect until December 31, 2019.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of February 28, 2019, the Administrator received $2,083 in miscellaneous expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%
The Fund incurred $35,459 in administration fees, $8,600 in custody fees, and $16,935 in fund accounting fees for the fiscal period ended February 28, 2019.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust’s Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid the Transfer Agent $10,500 in transfer agent fees during the fiscal period ended February 28, 2019.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

3.   Trustees and Officers

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board.

Certain officers of the Trust may also be officers of the Administrator.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

4.   Purchases and Sales of Investment Securities

For the fiscal period ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$19,227,410	$30,764,473
For the fiscal period ended February 28, 2019, there were no long-term purchases or sales of U.S. government securities.

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal period ended February 28, 2019:
Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Capital Southwest Co.	653,125	650,424	-0.41%	(2,701)
Criteo SA	1,835,616	2,032,539	10.73%	196,923
Destination XL Group, Inc.	920,520	1,058,311	14.97%	137,791
Eagle Point Credit Corp.	225,175	221,122	-1.80%	(4,053)
Five Point Holdings LLC	2,778,062	1,493,095	-46.25%	(1,284,967)
General Motors Co.	1,126,551	1,280,598	13.67%	154,047
Great Elm Capital Corp.	1,748,808	1,743,680	-0.29%	(5,127)
GSI Technology, Inc.	349,840	655,182	87.28%	305,342
Hallmark Financial Services, Inc.	2,503,456	2,671,762	6.72%	168,307
Liquidity Services, Inc.	2,240,508	2,789,488	24.50%	548,980
Marchex, Inc.	2,984,220	4,143,791	38.86%	1,159,571
Medley Capital Corp.	375,498	211,097	-43.78%	(164,401)
Newtek Business Services Corp.	1,925,473	1,910,529	-0.78%	(14,944)
Oxford Square Capital Corp.	1,030,525	1,024,316	-0.60%	(6,209)
Sandstorm Gold Ltd.	1,418,936	1,953,548	37.68%	534,612
The Rubicon Project, Inc.	2,014,463	5,131,175	154.72%	3,116,712
**Skechers USA, Inc. Put Options	(99,584)	(51,109)	48.68%	48,475

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Tower Semiconductor Ltd.	2,237,731	2,375,527	6.16%	137,796
**Tower Semiconductor Ltd. Put Options	(14,938)	-	100.00%	14,938
*United States Treasury Note - 1.75%, 10/31/2018	3,497,754	3,488,774	-0.26%	(8,980)
*United States Treasury Note - 1.00%, 3/15/2019	3,498,662	3,497,798	-0.02%	(864)
Net Realized Gain			-	$5,031,248
*Excludes interest earned on bonds over the holding period
**Put options written

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax return and, during the years ended August 31, 2015 through August 31, 2018, and as of the fiscal period ended February 28, 2019, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

Distributions during the fiscal year or period ended were characterized for tax purposes as follows:

For the Fiscal Year	Distributions from
or Period Ended	Ordinary Income
02/28/2019	$ 3,912,239
08/31/2018	32,212

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

At February 28, 2019, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$77,513,233

Gross Unrealized Appreciation	$7,111,768
Gross Unrealized Depreciation	(7,938,932)
Net Unrealized Appreciation	$827,164

6.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement.  The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard. The changes have been applied to the Fund’s financial statements as of the fiscal period ended February 28, 2019.

7.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2019

8.   Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

As of February 28, 2019

1.      Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

The following information is provided for the Fund’s fiscal period ended February 28, 2019.

During the fiscal period, the Fund paid $3,912,239 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

As of February 28, 2019

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2018 through February 28, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

As of February 28, 2019

Institutional Class Shares	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period*
Actual Hypothetical (5% annual return beforeexpenses)	$1,000.00	$1,016.50	$6.15

	$1,000.00	$1,018.70	$6.16
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 181/365 (to reflect the one-half year period).

Item 2.	CODE OF ETHICS

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

Item 11.	CONTROLS AND PROCEDURES

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
May 3, 2019	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
May 3, 2019	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
May 3, 2019	Ashley E. Harris Treasurer and Principal Financial Officer